Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
On February 2, 2026, the Company completed the acquisition of NXP Semiconductors' MEMS sensors business. Announced in July 2025, and subject to customary closing conditions, including regulatory approvals, which have now been satisfied or waived, this transaction, focused on automotive safety and non-safety products and sensors for industrial applications, expands the Company's global sensors capabilities. The MEMS businesses of the Company and NXP are strongly complementary in terms of technology and product portfolio, with the combined product offering to be well balanced across automotive, industrial and consumer end markets.
The all-cash transaction includes an upfront payment of $900 million, before closing adjustments, and up to $50 million subject to the achievement of specified technical milestones. Given the close proximity of the completion of the transaction to the date the financial statements are issued, the purchase price allocation and the fair value of the consideration have not been determined yet. These assessments will be completed in 2026, in accordance with the acquisition method applicable to business combinations.
On February 6, 2026, the Company issued warrants to Amazon Web Services ("AWS") for the acquisition of up to 24.8 million ordinary shares of the Company. The warrants will vest in tranches over the term of the agreement, with vesting substantially tied to payments for the Company's products and services purchased by AWS and its affiliates. AWS may exercise the warrants in one or more transactions over a seven-year period from the issue date at an initial exercise price of $28.38.